West Pharmaceutical Services, Inc. Spring 2019 Investor Presentation

Safe Harbor Statement Cautionary Statement Under the Private Securities Litigation Reform Act of 1995 This presentation and any accompanying management commentary contain “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about product development and operational performance. Each of these statements is based on preliminary information, and actual results could differ from any preliminary estimates. We caution investors that the risk factors listed under “Cautionary Statement” in our press releases, as well as those set forth under the caption "Risk Factors" in our most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission and as revised or supplemented by our quarterly reports on Form 10-Q, could cause our actual results to differ materially from those estimated or predicted in the forward-looking statements. You should evaluate any statement in light of these important factors. Except as required by law or regulation, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise. Non-U.S. GAAP Financial Measures Certain financial measures included in these presentation materials, or which may be referred to in management’s discussion of the Company’s results and outlook, have not been calculated in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), and therefore are referred to as non-U.S. GAAP financial measures. Non-U.S. GAAP financial measures should not be considered in isolation or as an alternative to such measures determined in accordance with U.S. GAAP. Please refer to our February 14, 2019 and January 9, 2019 current reports on Form 8-K for the reconciliation of Non-U.S. GAAP financial measures Trademarks Registered trademarks used in this report are the property of West Pharmaceutical Services, Inc. or its subsidiaries, in the United States and other jurisdictions, unless noted otherwise. Daikyo® is a registered trademark of Daikyo Seiko, Ltd. 2 |

A Growing Business Well-positioned for Success 8% 24% 24% >2,000 Customers 34% Net Sales* Largest Customer: Net Sales* 41% Net Sales* 3% By Product By Market ~7% of Total Sales 44% 48% By Geography Category Group 21% 32% 21% >7,700 Employees Americas High-Value Components Pharma Europe, Middle East, Africa Standard Packaging Generics PRODUCTS PRODUCTS PROPRIETARY PROPRIETARY Asia Pacific Delivery Devices PROPRIETARY Biologics Contract-Manufactured Products Contract-Manufactured Products 50 Locations 27 Manufacturing Sites * Based on 2018 consolidated net sales 3 |

Sustained, Consistent Growth 250% Constant Adjusted Diluted EPS NYSE: WST Currency CAGR 12.1%* CAGR 6.7% S&P 500 $2.81 200% Reported $1.72 Billion S&P MidCap CAGR 4.8% 400 Index 150% $1.78 100% 50% $1.42 Billion 0% 2013 2014 2015 2016 2017 2018 2014 2015 2016 2017 2018 2014 2015 2016 2017 2018 Net Sales Adjusted Diluted EPS* Comparison of Cumulative (Non-U.S. GAAP) Five-Year Total Return (Dec. 31, 2013-Dec. 31, 2018) Sources: IR Insight, Company estimates Please refer to our February 14, 2019 and January 9, 2019 current reports on Form 8-K for the reconciliation of Non-U.S. GAAP financial measures. 4 |

First-Quarter Earnings Highlights • Net sales of $443.5 million grew 7%, organic sales growth was 11% • Reported-diluted EPS of $0.73 increased 26% (1) • Adjusted-diluted EPS of $0.74 increased 19% (1) • Repurchased 800,000 shares of common stock for $83.1 million • Company reaffirms full-year 2019 net sales guidance and raises full-year 2019 adjusted-diluted EPS guidance to a new range between $2.80 and $2.90, compared to a prior range between $2.77 and $2.89 (1) (1) Please refer to “Notes to Non-GAAP Financial Measures” on slides 13-16, and “Non-U.S. GAAP Financial Measures” in our Q1 press release, for additional information regarding adjusted-diluted EPS. 5 |

Long-term Growth Strategy Three Core Values 1 3 Market-Led Operational PASSION FOR and Exceptional Effectiveness CUSTOMERS Customer Experience LEADERSHIP IN 2 4 QUALITY Product Shareholder and Service Value Differentiation Creation ONE WEST TEAM 6 |

Proprietary Products Segment Customer Needs Total Cost of Ownership PHARMA Life Cycle Management Packaging Solutions for Sensitive Molecules INTEGRATED DRUG BIOLOGICS DELIVERY Self-Injection Technologies Speed to Market GENERICS Efficient Manufacturing 7 |

Proprietary Products High-Value Product Strategy Increasing value to West SELF QUALITY INJECTION BY DESIGN CONTAINMENT CAMERA INSPECTED COATED ADMINISTERED STERILIZED WASHED Increasing levels of customer intimacy STANDARD 8 |

Product Net Sales & Range of Gross Profit Margin HVP% of Proprietary Range of Gross Margins within HVP% Total Proprietary Product Units Sold Product Categories Product Net Sales 2014 31.8% Consolidated 2018 Gross Margin 2014 2018 16% High Value Product (HVP) Components HVP Devices and Admin Systems Standard Packaging 2018 20% Contract 58% Mfg. 49% 0% 2018 Category Gross Margin % 100% 9 | 9

Contract Manufacturing Segment Customer Needs Quality & Design Manufacturing CONTRACT MANUFACTURING Scalability UNIQUE CAPABILITIES DEVICE DRUG PRODUCT TRACK & FINAL ASSEMBLY HANDLING TRACE/SERIALIZATION PACKAGING 10 |

Executing Market-led Strategy Customer Reach Operational Excellence Scientific Innovation • Digital Technology Center • 80 basis points of profit margin • Hosted 150 customers from 45 launched in Bengaluru, India expansion, led by 180 points companies at West HQ with the from Proprietary Products Parenteral Drug Association for • Sales office in S. Korea Combination Product Workshop opened on April 1, 2019 • Restructuring plan on track following GIS Korea Asset • Published 60 pieces of scientific Acquisition • Improvements in safety, quality and technical content to our and service metrics West Knowledge Center & website 11 |

2019 Full-Year Guidance 2019 Full-Year Guidance(1,2) Consolidated Net Sales $1.795 - $1.820 billion Operating Margin Improvement +100 bps Adjusted-Diluted EPS $2.80 - $2.90 Capital Spending $120 - $130 million (1) Please refer to “Notes to Non-U.S. GAAP Financial Measures” on slides 13-16, and “Non-U.S. GAAP Financial Measures” in today’s press release, for additional information regarding adjusted-diluted EPS. (2) Guidance excludes possible cost and benefits from the announced 2018 Global Operations restructuring plan. It does not include potential future tax benefits from stock- based compensation. 12 |

Notes to Non-U.S. GAAP Financial Measures For additional details, please see Notes to Non-U.S. GAAP Financial Measures” (Slides 14-16) & “Cautionary Statement” (Slide 2). ▪ For the purpose of aiding the comparison of our year-over-year results, we may refer to net sales and other financial results excluding the effects of changes in foreign currency exchange rates. ▪ Organic net sales exclude the impact from acquisitions and/or divestitures and translates the current-period reported sales of subsidiaries whose functional currency is other than the U.S. Dollar at the applicable foreign exchange rates in effect during the comparable prior-year period. ▪ We may also refer to financial results excluding the effects of unallocated items. ▪ The re-measured results excluding effects from currency translation and excluding the effects of unallocated items are not in conformity with U.S. GAAP and should not be used as a substitute for the comparable U.S. GAAP financial measures. ▪ The non-U.S. GAAP financial measures are incorporated into our discussion and analysis as management uses them in evaluating our results of operations and believes that this information provides users a valuable insight into our overall performance and financial position. ▪ A reconciliation of these adjusted Non-U.S. GAAP measures to the comparable U.S. GAAP financial measures is included in the accompanying tables. 13 |

Notes to Non-U.S. GAAP Financial Measures RECONCILIATION OF NON-U.S. GAAP MEASURES (UNAUDITED) See “Notes to Non-U.S. GAAP Financial Measures” (Slides 13-16), “Cautionary Statement” (Slide 2). Reconciliation of Reported and Adjusted Operating Profit, Net Income and Diluted EPS ($ million, except EPS data) Operating Income tax Net Diluted Three months ended March 31, 2019 profit expense income EPS Reported (U.S. GAAP) $70.7 $16.1 $55.4 $0.73 Restructuring and related charges 0.6 0.2 0.4 0.01 Adjusted (Non-U.S. GAAP) $71.3 $16.3 $55.8 $0.74 Operating Income tax Net Diluted Three months ended March 31, 2018 profit expense income EPS Reported (U.S. GAAP) $53.4 $12.5 $43.6 $0.58 Restructuring and related charges 3.3 0.6 2.7 0.03 Tax law changes - (0.3) 0.3 0.01 Adjusted (Non-U.S. GAAP) $56.7 $12.8 $46.6 $0.62 14 |

Notes to Non-U.S. GAAP Financial Measures RECONCILIATION OF NON-U.S. GAAP MEASURES (UNAUDITED) See “Notes to Non-U.S. GAAP Financial Measures” (Slides 13-16), “Cautionary Statement” (Slide 2). Reconciliation of Net Sales to Organic Net Sales (1) ($ million) Three months ended March 31, 2019 Proprietary CM Eliminations Total Reported net sales (U.S. GAAP) $340.4 $103.1 $ - $443.5 Effect of acquisitions and/or divestitures - - - - Effect of changes in currency translation rates 16.3 3.3 - 19.6 Organic net sales (Non-U.S. GAAP) (1) $356.7 $106.4 $ - $463.1 (1) Organic net sales exclude the impact from acquisitions and/or divestitures and translates the current-period reported sales of subsidiaries whose functional currency is other than the U.S. dollar at the applicable foreign exchange rates in effect during the comparable prior-year period. 15 |

Notes to Non-U.S. GAAP Financial Measures RECONCILIATION OF NON-U.S. GAAP MEASURES (UNAUDITED) See “Notes to Non-U.S. GAAP Financial Measures” (Slides 13-16), “Cautionary Statement” (Slide 2). Reconciliation of Reported-Diluted EPS Guidance to Adjusted-Diluted EPS Guidance 2018 Actual 2019 Guidance % Change Reported-diluted EPS (U.S. GAAP) $2.74 $2.73 to $2.83 (0.4%) to 3.3% Restructuring and related charges 0.08 0.07 Argentina devaluation 0.02 - Tax law changes (0.03) - Adjusted-diluted EPS (Non-U.S. GAAP)(1) $2.81 $2.80 to $2.90 (0.4%) to 3.2% See “Full-Year 2019 Financial Guidance” and “Non-U.S. GAAP Financial Measures” for additional information regarding adjusted diluted EPS. (1) In 2018, tax benefits associated with stock-based compensation increased adjusted-diluted EPS by $0.19. We have opted not to forecast 2019 tax benefits from stock based-compensation in upcoming quarters, as they are out of the Company’s control. Instead, we recognize the benefits as they occur. In the first-quarter 2019, tax benefits associated with stock-based compensation increased adjusted-diluted EPS by $0.02. Any future tax benefits associated with stock-based compensation that we receive in 2019 would provide a positive adjustment to our full-year EPS guidance. 16 |